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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 3, 2006

                                MOVIE STAR, INC.
                                ----------------
               (Exact Name of Registrant as Specified in Charter)

          New York                       1-5893                   13-5651322
-----------------------------         -------------          -------------------
(State or Other Jurisdiction           (Commission              (IRS Employer
     of Incorporation)                File Number)           Identification No.)

    1115 Broadway, New York, New York                                   10010
----------------------------------------                              ----------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code:  (212) 684-3400

                                 Not Applicable
                                 --------------

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On October 3, 2006, Movie Star, Inc. ("Company") entered into an amended and restated employment agreement with Melvyn Knigin, pursuant to which Mr.
Knigin will continue to be employed as the Company's President and Chief
Executive Officer until June 30, 2009 ("Initial Term") and will then serve as the Company's Senior Vice President of Global Wal-Mart Corporate Sales from July
1, 2009 until June 30, 2011 ("Additional Term"). Mr. Knigin's employment agreement provides that he will receive a base salary of $575,000 per year during the Initial Term and a base salary of $280,000 per year during the
Additional Term. During the Initial Term, Mr. Knigin will be required to devote substantially all of his business time and attention to the performance of his duties under the employment agreement, and during the Additional Term, he will be required to devote no less than three days per week to the performance of his duties under the employment agreement. Mr. Knigin is also entitled to receive an annual bonus during the Initial Term under the Company's 1998 Senior Executive
Incentive Plan equal to 3% of the Company's net income before taxes and before calculation of all bonuses for each fiscal year during the Initial Term ("Net
Income") in excess of $1,200,000 and up to $3,200,000, and equal to 3.75% of Net
Income in excess of $3,200,000. During the Additional Term, Mr. Knigin will be entitled to receive an annual bonus equal to the excess of 1.5% ("Bonus
Percentage") of Wal-Mart Net Sales (as defined in the employment agreement) over
Mr. Knigin's annual base salary. The Bonus Percentage will be increased or decreased for each year during the Additional Term in which the Company's gross margin for Wal-Mart Net Sales during such period exceeds or is less than the blended average gross margin for Wal-Mart Net Sales for the three fiscal years ending June 30, 2007, 2008 and 2009.

      In addition to his base salary, the Company granted Mr. Knigin a ten-year option to purchase 500,000 shares of the Company's common stock under the
Company's Amended and Restated 1988 Stock Option Plan at an exercise price of
$1.00 per share, 125,000 shares of which will vest on each of (i) the date of grant, (ii) the six-month anniversary of the date of grant, (iii) the first anniversary of the date of grant and (iv) the second anniversary of the date of grant.

      Additionally, on each of July 1, 2007 and 2008, provided that Mr. Knigin is employed by the Company on each such date (except as otherwise set forth in the employment agreement), the Company will issue Mr. Knigin shares of restricted stock equal to the number of shares of the Company's common stock determined by dividing $25,000 by the last sale price of a share of the
Company's common stock on each such date. All such shares will vest on June 30,
2009.

      Mr. Knigin's employment agreement also provides for the Company to pay the premiums on a life insurance policy for him providing a death benefit of
$1,500,000 to Mr. Knigin's designated beneficiary and a disability insurance policy for Mr. Knigin providing a benefit of $10,000 per month payable to Mr.
Knigin in the event of his disability. Mr. Knigin is also entitled to participate in the Company's group medical insurance and Retired Senior
Executive Medical Plan for the duration of the term of the employment agreement.
Pursuant to the employment agreement, Mr. Knigin is prohibited from disclosing confidential information about the Company and prohibited from seeking employment with a competitor during the term of the employment agreement and, if he terminates his own employment other than for Good Reason

                                        2

(as defined in the employment agreement) prior to the expiration of the term of the employment agreement or his employment is terminated by the Company for
Cause (as defined in the employment agreement) prior to the expiration of the term of the employment agreement, for an additional period of two years following the date of termination.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

      On October 3, 2006, Melvyn Knigin was granted, under the Company's Amended and Restated 1988 Stock Option Plan, ten-year non-qualified options to purchase
500,000 shares of the Company's common stock, at an exercise price of $1.00 per share, exercisable as to 125,000 shares on each of (i) the date of grant, (ii)
the six-month anniversary of the date of grant, (iii) the first anniversary of the date of grant and (iv) the second anniversary of the date of grant. The options were granted in reliance on the exemption from registration provided by
Section 4(2) of the Securities Act of 1933, as amended.

      On October 2, 2006, the Company granted to a new employee of the Company, ten-year incentive options under the Company's 2000 Performance Equity Plan to purchase 25,000 shares of the Company's common stock, at an exercise price of
$0.78 per share, exercisable as to 5,000 shares on each of the first through fifth anniversaries of the date of grant. The options were granted in reliance on the exemption from registration provided by Section 4(2) of the Securities
Act of 1933, as amended.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)   Exhibits:

            10.19  Employment Agreement between Movie Star, Inc. and Melvyn
                   Knigin, dated as of October 3, 2006

            10.20  Stock Option Agreement between Movie Star, Inc. and Melvyn
                   Knigin, dated as of October 3, 2006

            10.21  Restricted Stock Agreement between Movie Star, Inc. and
                   Melvyn Knigin, dated as of October 3, 2006

                                        3

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 5, 2006                       MOVIE STAR, INC.

                                       By:   /s/ Thomas Rende
                                             -----------------------------------
                                             Thomas Rende
                                             Chief Financial Officer
                                             (Principal Financial and Accounting
                                             Officer)

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